Exhibit 99.1



                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                              }       CASE NUMBER
                                    }       02-10835
                                    }
The NewPower Company, et. al.       }       JUDGE    W. Homer Drake, Jr.
                                    }
DEBTORS                             }       CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                            FROM 3/31/04 TO 4/30/04

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                                      Paul Ferdinands
                                                      ---------------------
                                                      Attorney for Debtor

Debtor's Address                                      Attorney's Address
and Phone Number                                      and Phone Number

93 Cherry Street                                      191 Peachtree St.
New Canaan, Ct 06840                                  Atlanta, GA 30303
Tel: (203) 966-1881                                   Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                            Totals
For Period from March 31, 2004 through April 30, 2004

Opening Cash Balance -3/31/04            $ 94,225       (Concentration Account)

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other               23
-----------------------------------------------------
Total Inflows                                     23 |
-------------------------------------------------------------------------------
                                                  Distribution of Outflows
Outflows:                                         NewPower        The NewPower
Post Petition:                                 Holdings, Inc.        Company
--------------                                 --------------        ------
Call Center (Sitel)
Professionals - Bankruptcy                     124         124
Consulting Fees                                 21           3           18
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                       1           2           (1)
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                                  3          11           (8)
Rent                                             1           1
Insurance
Utilities (Heat, Hydro, Phone, etc.)             1           2           (1)
Customer Refunds
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements                                           2           (2)
State Tax Payments                                           2           (2)
Enron payments
Class 7 claims                                 233       1,500       (1,267)
----------------------------------------------------------------------------
Total Outflows                                 384       1,647       (1,263)
----------------------------------------------------------------------------

---------------------------------------------------
Net Cash Flows                                (361)
---------------------------------------------------

                                       -----------
Closing Cash Balance                   |  $ 93,864
=======================================-----------

                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from March 31, 2004 through April 30, 2004
Amounts in $000's

Accounts Receivable at Petition Date:               $ 75,200


Beginning of Month Balance*  - Gross                $ 13,476 (per 3/31/04 G/L)
PLUS:  Current Month New Billings                          - (December revenue)
LESS:  Collections During the Month                        -
                                                ------------

End of Month Balance - Gross                        $ 13,476 (per 4/30/04 G/L)
Allowance for Doubtful Accounts                      (13,476)
                                                ------------

End of Month Balance - Net of Allowance                  $ -
                                                ============

                                          Note:  The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                                AR Aging for Post Petition Receivables

                                                  Current     > 30 days    > 60 days      Total
                                                --------------------------------------------------

                                                  $     -     $ -          $ 111          $ 111


                                                                  Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from March 31, 2004 through April 30, 2004
Amounts in $000's


See attached System Generated A/P reports as of 4/30/04 (Attachments 2A and 2B).


Beginning of Period Balance                          $ 36 (per 3/31/04 G/L)
PLUS:  New Indebtedness Incurred                      389
LESS:  Amounts Paid on A/P                           (395)
                                              ------------

End of Month Balance                                 $ 30 (per 4/30/04 G/L)
                                              ============



                                   The New Power Company                                          Exhbiit 2A
                                   Vendor Balance Detail
                                    As of April 30, 2004



                                                      Type            Date           Amount         Balance
                                                 ---------------   ------------   -------------   ------------
Affiliated Warehouses, Inc.                                                                              0.00
                                                 Bill               04/05/2004        1,000.33       1,000.33
                                                 Bill Pmt -Check    04/05/2004       -1,000.33           0.00
                                                                                  -------------   ------------
Total Affiliated Warehouses, Inc.                                                         0.00           0.00

Arnold & Porter                                                                                      1,270.25
Total Arnold & Porter                                                                                1,270.25

AT& T Wireless                                                                                           0.00
                                                 Bill               04/05/2004          113.61         113.61
                                                 Bill Pmt -Check    04/05/2004         -113.61           0.00
                                                                                  -------------   ------------
Total AT& T Wireless                                                                      0.00           0.00

AT&T                                                                                                    64.35
Total AT&T                                                                                              64.35

Bracewell Patterson                                                                                  1,533.30
Total Bracewell Patterson                                                                            1,533.30

Carroll & Gross                                                                                     22,814.73
Total Carroll & Gross                                                                               22,814.73

CT Corporation System                                                                                    0.00
                                                 Bill               04/05/2004          280.00         280.00
                                                 Bill               04/05/2004          280.00         560.00
                                                 Bill Pmt -Check    04/05/2004         -560.00           0.00
                                                                                  -------------   ------------
Total CT Corporation System                                                               0.00           0.00

D'Arcangelo & Co. LLP                                                                                4,614.50
Total D'Arcangelo & Co. LLP                                                                          4,614.50

Deloitte & Touche LLP                                                                                    0.00
                                                 Bill               04/05/2004        3,817.65       3,817.65
                                                 Bill Pmt -Check    04/05/2004       -3,817.65           0.00
                                                                                  -------------   ------------
Total Deloitte & Touche LLP                                                               0.00           0.00

Deluxe Business Checks & Solutions                                                                       0.00
                                                 Bill               04/05/2004          164.25         164.25
                                                 Bill Pmt -Check    04/05/2004         -164.25           0.00
                                                                                  -------------   ------------
Total Deluxe Business Checks & Solutions                                                  0.00           0.00

Great American E&S Insurance Co.                                                                         0.00
                                                 Bill               04/12/2004      125,000.00     125,000.00
                                                 Bill Pmt -Check    04/12/2004     -125,000.00           0.00
                                                                                  -------------   ------------
Total Great American E&S Insurance Co.                                                    0.00           0.00

IKON Office Solutions                                                                                    0.00
                                                 Bill               04/05/2004          137.80         137.80
                                                 Bill Pmt -Check    04/05/2004         -137.80           0.00
                                                                                  -------------   ------------
Total IKON Office Solutions                                                               0.00           0.00


                                                                                                page 1 of 4




                            The New Power Company                                                    Exhbiit 2A
                            Vendor Balance Detail
                             As of April 30, 2004



                                                      Type            Date           Amount         Balance
                                                 ---------------   ------------   -------------   ------------
Kaster Moving Co. Inc.                                                                                   0.00
                                                 Bill               04/05/2004        1,460.60       1,460.60
                                                 Bill Pmt -Check    04/05/2004       -1,460.60           0.00
                                                 Bill               04/27/2004          663.40         663.40
                                                 Bill Pmt -Check    04/27/2004         -663.40           0.00
                                                                                  -------------   ------------
Total Kaster Moving Co. Inc.                                                              0.00           0.00

King and Spalding                                                                                    6,039.00
                                                 Bill               04/05/2004       10,998.92      17,037.92
                                                 Bill Pmt -Check    04/05/2004      -10,998.92       6,039.00
                                                 Bill Pmt -Check    04/12/2004       -5,887.00         152.00
                                                                                  -------------   ------------
Total King and Spalding                                                              -5,887.00         152.00

Leboeuf, Lamb, Greene & Macrae                                                                         675.86
                                                 Bill               04/27/2004        1,914.76       2,590.62
                                                 Bill Pmt -Check    04/27/2004       -1,914.76         675.86
                                                                                  -------------   ------------
Total Leboeuf, Lamb, Greene & Macrae                                                      0.00         675.86

Mellon Investors Services, LLC                                                                           0.00
                                                 Bill               04/27/2004        1,491.21       1,491.21
                                                 Bill Pmt -Check    04/27/2004       -1,491.21           0.00
                                                                                  -------------   ------------
Total Mellon Investors Services, LLC                                                      0.00           0.00

Morris, Manning & martin, LLP                                                                            0.00
                                                 Bill               04/05/2004          792.00         792.00
                                                 Bill Pmt -Check    04/05/2004         -792.00           0.00
                                                                                  -------------   ------------
Total Morris, Manning & martin, LLP                                                       0.00           0.00

Mr. Gene Shanks                                                                                          0.00
                                                 Bill               04/12/2004       10,500.00      10,500.00
                                                 Bill Pmt -Check    04/12/2004      -10,500.00           0.00
                                                                                  -------------   ------------
Total Mr. Gene Shanks                                                                     0.00           0.00

Mr. Richard Weill                                                                                        0.00
                                                 Bill               04/12/2004       10,500.00      10,500.00
                                                 Bill Pmt -Check    04/12/2004      -10,500.00           0.00
                                                                                  -------------   ------------
Total Mr. Richard Weill                                                                   0.00           0.00

PACER Service Center                                                                                     0.00
                                                 Bill               04/27/2004           68.95          68.95
                                                 Bill Pmt -Check    04/27/2004          -68.95           0.00
                                                                                  -------------   ------------
Total PACER Service Center                                                                0.00           0.00

Pitney Bowes Credit Corp                                                                                 0.00
                                                 Bill               04/05/2004        1,206.16       1,206.16
                                                 Bill Pmt -Check    04/05/2004       -1,206.16           0.00
                                                                                  -------------   ------------
Total Pitney Bowes Credit Corp                                                            0.00           0.00




                                                                                                 Page 2 of 4



                            The New Power Company                                                    Exhbiit 2A
                            Vendor Balance Detail
                             As of April 30, 2004



                                                      Type            Date           Amount         Balance
                                                 ---------------   ------------   -------------   ------------
Poorman-Douglas Corporation                                                                              0.00
                                                 Bill               04/12/2004        1,976.55       1,976.55
                                                 Bill Pmt -Check    04/12/2004       -1,976.55           0.00
                                                                                  -------------   ------------
Total Poorman-Douglas Corporation                                                         0.00           0.00

Role Technology LLC                                                                                      0.00
                                                 Bill               04/12/2004          295.00         295.00
                                                 Bill Pmt -Check    04/12/2004         -295.00           0.00
                                                                                  -------------   ------------
Total Role Technology LLC                                                                 0.00           0.00

Sidley Austin Brown & Wood                                                                               0.00
                                                 Bill               04/05/2004      100,245.46     100,245.46
                                                 Bill Pmt -Check    04/05/2004     -100,245.46           0.00
                                                 Bill               04/27/2004      103,392.03     103,392.03
                                                 Bill Pmt -Check    04/27/2004     -103,392.03           0.00
                                                                                  -------------   ------------
Total Sidley Austin Brown & Wood                                                          0.00           0.00

SNET                                                                                                     0.00
                                                 Bill               04/05/2004          449.41         449.41
                                                 Bill Pmt -Check    04/05/2004         -449.41           0.00
                                                 Bill               04/27/2004          203.78         203.78
                                                 Bill Pmt -Check    04/27/2004         -203.78           0.00
                                                                                  -------------   ------------
Total SNET                                                                                0.00           0.00

Sonara Carvalho                                                                                          0.00
                                                 Bill               04/12/2004          165.00         165.00
                                                 Bill Pmt -Check    04/12/2004         -165.00           0.00
                                                                                  -------------   ------------
Total Sonara Carvalho                                                                     0.00           0.00

State of New Jersey - CBT                                                                                0.00
                                                 Bill               04/27/2004          550.00         550.00
                                                 Bill Pmt -Check    04/27/2004         -550.00           0.00
                                                                                  -------------   ------------
Total State of New Jersey - CBT                                                           0.00           0.00

Sutherland Asbill & Brennan, LLC                                                                      -208.11
Total Sutherland Asbill & Brennan, LLC                                                                -208.11

U.S. Trustee Program Payment Center                                                                      0.00
                                                 Bill               04/27/2004          375.00         375.00
                                                 Bill               04/27/2004          250.00         625.00
                                                 Bill               04/27/2004        7,500.00       8,125.00
                                                 Bill Pmt -Check    04/27/2004       -7,500.00         625.00
                                                 Bill Pmt -Check    04/27/2004         -375.00         250.00
                                                 Bill Pmt -Check    04/27/2004         -250.00           0.00
                                                 Bill               04/27/2004        3,375.00       3,375.00
                                                 Bill Pmt -Check    04/27/2004       -3,375.00           0.00
                                                                                  -------------   ------------
Total U.S. Trustee Program Payment Center                                                 0.00           0.00



                                                                                                   page 3 of 4


                            The New Power Company                                                    Exhbiit 2A
                            Vendor Balance Detail
                             As of April 30, 2004



                                                      Type            Date           Amount         Balance
                                                 ---------------   ------------   -------------   ------------
UPS                                                                                                      0.00
                                                 Bill               04/27/2004           23.60          23.60
                                                 Bill Pmt -Check    04/27/2004          -23.60           0.00
                                                                                  -------------   ------------
Total UPS                                                                                 0.00           0.00
                                                                                  -------------   ------------
                                                                                     -5,887.00      30,916.88
                                                                                  =============   ============

Balance at March 31, 2004                                                                           36,803.88
New Invoices                                                                                       389,190.47
Invoices Paid                                                                                     -395,077.47

                                                                                                  ------------
Balance at April 30, 2004                                                                           30,916.88
                                                                                                  ============




                                                                                                   page 4 of 4




                        The New Power Company                                   Exhibit 2B
                         Unpaid Bills Detail
                         As of april 30, 2004






                                                    Type        Date              Num           Open Balance
                                               ------------  ------------   ----------------   ---------------
  Arnold & Porter

                                               Bill           10/14/2003    Inv. 1065562             1,270.25
                                                                                               ---------------
  Total Arnold & Porter                                                                              1,270.25

  AT&T
                                               Bill           06/30/2003                                64.35
                                                                                               ---------------
  Total AT&T                                                                                            64.35

  Bracewell Patterson
                                               Bill           06/30/2003                               475.00
                                               Bill           01/20/2004    025619.000001            1,058.30
                                                                                               ---------------
  Total Bracewell Patterson                                                                          1,533.30

  Carroll & Gross
                                               Bill           06/30/2003                            22,814.73
                                                                                               ---------------
  Total Carroll & Gross                                                                             22,814.73

  D'Arcangelo & Co. LLP
                                               Bill           11/21/2003    Inv. 11023               4,614.50
                                                                                               ---------------
  Total D'Arcangelo & Co. LLP                                                                        4,614.50

  King and Spalding
                                               Bill           12/23/2003    251239(b) 20%              152.00
                                                                                               ---------------
  Total King and Spalding                                                                              152.00

  Leboeuf, Lamb, Greene & Macrae
                                               Bill           10/14/2003                               675.86
                                                                                               ---------------
  Total Leboeuf, Lamb, Greene & Macrae                                                                 675.86

  Sutherland Asbill & Brennan, LLC
                                               Credit         07/08/2003                              -208.11
                                                                                               ---------------
  Total Sutherland Asbill & Brennan, LLC                                                              -208.11
                                                                                               ---------------
TOTAL                                                                                             30,916.88
                                                                                               ===============


                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from March 31, 2004 through April 30, 2004
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date      $ 15,587


Inventory at Beginning of Period             $ - (per 3/31/04 G/L)
PLUS:  Inventrory Purchased                    -  (per daily cash report)
LESS:  Inventory Used or Sold                  -
                                      -----------

End of Month Balance                         $ - (per 4/30/04 G/L)
                                      ===========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                      $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period                  $ -
Less:  Depreciation Expense                            -
Less:  Dispositions                                    -
Add:  Purchases                                        -
                                             ------------

Fixed Assets at End of Period                        $ -
                                             ============

                                                                  Attachment 4
                                                                  Page 1 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/2004-4/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $ 94,240,833.48
Total Deposits            $   $ 23,904.44
Total Payments            $    383,612.73
Closing Balance           $ 93,881,125.19
Service Charges           $        771.27

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 2 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/2004-4/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                    $274,892.79
Total Payments                    $274,892.79
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                             200477
Last Check issued this Period                              200518
Total # of checks issued this Period                           31

                                                                  Attachment 4
                                                                  Page 3 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/2004-4/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                       $0.00
Total Deposits                        $180.16
Total Payments                        $180.16
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                           NA

                                                                  Attachment 4
                                                                  Page 4 of 14



Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/2004-4/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 5 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/2004-4/30/2004

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                  $0.00
Total Deposits                     $0.00
Total Payments                     $0.00
Closing Balance                    $0.00
Service Charges            N/A

First Check issued this Period                            N/A
Last Check issued this Period                             N/A
Total # of checks issued this Period                      N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 6 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/2004-4/30/2004

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                      $69.14
Total Deposits                          $0.00
Total Payments                        $379.74
Closing Balance                      ($310.60)
Service Charges                       $379.74

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 14




Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/2004-4/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/2004-4/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 14



Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/2004-4/30/2004

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                  $0.00 CAN$
Total Deposits
Total Payments                     $0.00
Closing Balance                    $0.00
Service Charges           $          -

First Check issued this Period                            NA
Last Check issued this Period                             NA
Total # of checks issued this Period                       0


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 10 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/2004-4/30/2004

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 11 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/2004-4/30/2004

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges           N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 12 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/2004-4/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                  $46,075.77
Total Deposits                          $0.00
Total Payments                     $46,075.77
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 13 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/2004-4/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 14 of 14



Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/2004-4/30/2004

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                          ACCOUNT CLOSED

                            The New Power Company
                                 Check Detail
                                  april 2004


    Num        Date                       Name                    Paid Amount
---------  ------------   ------------------------------------   --------------

200477      04/05/2004    King and Spalding                          10,998.92
200478      04/05/2004    Morris, Manning & martin, LLP                 792.00
200479      04/05/2004    Pitney Bowes Credit Corp                    1,206.16
200480      04/05/2004    Sidley Austin Brown & Wood                100,245.46
200481      04/05/2004    Deloitte & Touche LLP                       3,817.65
200482      04/05/2004    CT Corporation System                         560.00
200483      04/05/2004    Void                                            0.00
200484      04/05/2004    Void                                            0.00
200485      04/05/2004    Void                                            0.00
200486      04/05/2004    Void                                            0.00
200487      04/05/2004    Void                                            0.00
200488      04/05/2004    Void                                            0.00
200489      04/05/2004    AT& T Wireless                                113.61
200490      04/05/2004    SNET                                          449.41
200491      04/05/2004    Deluxe Business Checks & Solutions            164.25
200492      04/05/2004    Kaster Moving Co. Inc.                      1,460.60
200493      04/05/2004    Affiliated Warehouses, Inc.                 1,000.33
200494      04/05/2004    IKON Office Solutions                         137.80
200495      04/12/2004    Void                                            0.00
200496      04/12/2004    Void                                            0.00
200497      04/12/2004    Void                                            0.00
200498      04/12/2004    Void                                            0.00
200499      04/12/2004    Void                                            0.00
200500      04/12/2004    Great American E&S Insurance Co.          125,000.00
200501      04/12/2004    Poorman-Douglas Corporation                 1,976.55
200502      04/12/2004    Sonara Carvalho                               165.00
200503      04/12/2004    Role Technology LLC                           295.00
200504      04/12/2004    Mr. Gene Shanks                            10,500.00
200505      04/12/2004    Mr. Richard Weill                          10,500.00
200506      04/12/2004    King and Spalding                           5,887.00
200507      04/27/2004    U.S. Trustee Program Payment Center         7,500.00
200508      04/27/2004    U.S. Trustee Program Payment Center           375.00
200509      04/27/2004    U.S. Trustee Program Payment Center           250.00
200510      04/27/2004    SNET                                          203.78
200511      04/27/2004    UPS                                            23.60
200512      04/27/2004    PACER Service Center                           68.95
200513      04/27/2004    Mellon Investors Services, LLC              1,491.21
200514      04/27/2004    Kaster Moving Co. Inc.                        663.40
200515      04/27/2004    Sidley Austin Brown & Wood                103,392.03
200516      04/27/2004    Leboeuf, Lamb, Greene & Macrae              1,914.76
200517      04/27/2004    State of New Jersey - CBT                     550.00
200518      04/27/2004    U.S. Trustee Program Payment Center         3,375.00



                                                           Exhibit Page 1 of 1

                                                                  Attachment 6



NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from March 31, 2004 through April 30, 2004
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                  Attachment 7A



NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from March 31, 2004 through April 30, 2004
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------

                                                        Full Time  Part Time
# of Employees at beginning of period                                      1
# hired during the period                                      -           -
# terminated/resigned during period                            -           -
                                                       -----------------------
# employees on payroll - end of period                         0           1
                                                       =======================

# of employees on temporary consulting assignments                         1

Confirmation of Insurance
-------------------------

See supplemental attachment.*




*Omitted


                                                                  Attachment 7B
                                                                 (Supplemental)

                            Payments made to insiders 4/01/04 -4/30/04


Payments are in gross amts

                  Title                 Amount        Date       Type

FOSTER, MARY      President & CEO       $ 7,291.67    4/15/2004  Salary for pay period 4/01 - 34
                                        $ 7,291.67    4/30/2004  Salary for pay period 4/16 - 4/30

WEILL, RICHARD    Director              $10,500.00    4/12/2004  1st Half Annual Board fees and 1Q Meeting Fee

SHANKS, EUGENE    Director              $10,500.00    4/12/2004  1st Half Annual Board fees and 1Q Meeting Fee

                                      -------------

                                        $35,583.34
                                      =============


                                                                  Attachment 8




NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from March 31, 2004 through April 30, 2004

None